NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 4 dated August 23, 2017

to

Prospectus dated May 12, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 12, 2017 (the “Prospectus”), Supplement No. 1, dated June 14, 2017, Supplement No. 2, dated June 28, 2017 and Supplement No. 3, dated July 26, 2017. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in shares of our common stock.

Decrease in Public Offering Price

On August 23, 2017, we decreased our public offering price from $10.77 per share to $10.60 per share. This decrease in the public offering price is effective as of our August 23, 2017 closing and first applied to subscriptions received from August 16, 2017 through August 22, 2017. In accordance with our previously disclosed share pricing policy, our net asset value per share is not above, nor more than 2.5% below, our net offering price per share as of August 21, 2017.

NEX-SUPP4-0817